SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

July 29, 2003

Date of Report (Date of earliest event reported)

HUMAN GENOME SCIENCES, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-022962 (Commission File Number)	22-3178468 (IRS Employer Identification No.)

9410 Key West Avenue, Rockville, Maryland 20850-3338 (Address of Principal Executive Offices) (ZIP Code)

Registrant’s telephone number, including area code: (301) 309-8504

(Former Name or Former Address, if Changed Since Last Report)

Item 12.	Results of Operations and Financial Condition.

The following information is furnished pursuant to Item 12, “Results of Operations and Financial Condition”:

On July 29, 2003, Human Genome Sciences, Inc. issued a press release reporting its financial results for the three-month and six-month periods ended June 30, 2003. The press release is attached hereto as Exhibit 99.1.

Item 7.	Financial Statements and Exhibits.

(c) Exhibits

Exhibit	Description
99.1	Press Release issued July 29, 2003

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HUMAN GENOME SCIENCES, INC.

Date: July 29, 2003	By:	/s/ Steven C. Mayer Steven C. Mayer Senior Vice President and Chief Financial Officer